SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                      FORM 8-K/A
                                  (AMENDMENT NO. 4)

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of Earliest Event Reported) -  May 5, 1998
                                                               -----------

                             AMERICAN ELECTROMEDICS CORP.
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                (Exact name of registrant as specified in its charter)


               Delaware               0-9922              04-2608713
               --------               ------              ----------
          (State or other     (Commission File Number)   (IRS Employer
          jurisdiction of                              Identification No.)
          Incorporation)


            13 Columbia Drive, Suite 5,  Amherst, New Hampshire     03031
           ---------------------------------------------------------------
               (Address of principal executive offices)          (zip code)


          Registrant's telephone number, including area code (603) 880-6300
                                                              -------------

                                     Not Applicable
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            (Former Name or Former Address, if changed since last report)

               The purpose of this Amendment is to replace the accountant's reports in Item 7(a)(i) and (ii).

          Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   -----------------------------------------------------
          AND EXHIBITS
          ------------

               On June 5, 1998, American Electromedics Corp., a Delaware corporation (the "Company") filed a Form 8-K to report the acquisition of Dynamic Dental Systems, Inc. ("Dynamic") and Equidyne Systems, Incorporated ("Equidyne"). The financial statements required to be filed under Item 7(a) and (b) of such Form 8-K were to be filed thereafter by amendment. Amendment No. 1 to the Form 8-K included the following: (1) financial statements of Dynamic, (ii) financial statements of Equidyne,
          (iii) financial statements of Rosch GmbH Medizintechnik ("Rosch GmbH"), (iv) the Company's pro forma financial statements reflecting the acquisition of Dynamic and Equidyne, and (v) the Company's pro forma financial statements reflecting the Rosch GmbH acquisition.

               This Amendment No. 4 amends only the reports of Johnny B. Martin, dated August 11, 1998, and Nation Smith Hermes Diamond, dated August 11, 1998, filed with item 7(a)(i) and (ii) to
          Amendment No. 1 to the Company's Form 8-K to report an event of
          May 5, 1998.
                                                                          Page
                                                                          ----

               (a)(i)   Financial Statements of Dynamic Dental
                        Systems, Inc.

                        Report of Johnny B. Martin, dated August 11,
                        1998                                               3

               (a)(ii) Financial Statements of Equidyne Systems, Inc. (a development stage company)

                        Report of Nation Smith Hermes Diamond, dated
                        August 11, 1998                                    4

            (a)(i)   Financial Statements of Dynamic Dental Systems, Inc.

            [LETTERHEAD OF JOHNNY B. MARTIN, CERTIFIED PUBLIC ACCOUNTANT]


                             INDEPENDENT AUDITOR'S REPORT


          To the Board of Directors
          Dynamic Dental Systems, Inc.
          Gainesville, Georgia

          I have audited the accompanying balance sheet of DYNAMIC DENTAL SYSTEMS, INC. as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

          I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

          In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DYNAMIC DENTAL SYSTEMS, INC. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


          /s/ Johnny B. Martin
          -----------------------------
          Certified Public Accountant
          Gainesville, Georgia
          August 11, 1998

          (a)(ii)  Financial Statements of Equidyne Systems, Inc.
                       (a development stage company)


                     [LETTERHEAD OF NATION SMITH HERMES DIAMOND]


                             INDEPENDENT AUDITOR'S REPORT


          To the Stockholders
          EQUIDYNE SYSTEMS, INC.
          (A development stage company)

          We have audited the accompanying balance sheets of EQUIDYNE SYSTEMS, INC. (a development stage company) as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and for the period from August 11, 1993 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EQUIDYNE SYSTEMS, INC. (a development stage company) as of December 31, 1997 and 1996, and the results of its operations and cash flows for the years then ended, and for the period from August 11, 1993 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.



          San Diego, California
          August 11, 1998                       /s/Nation Smith Hermes Diamond

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   American Electromedics Corp.
                                   ----------------------------
                                             (Registrant)



                                   By: /s/Michael T. Pieniazek
                                       -----------------------
                                       Michael T. Pieniazek
                                       President and Chief Financial Officer


          Dated:  February 25, 1999


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